MTA Amendment No. 2 and Amendment to the Amended and Restated Security Agreement

This agreement executed by the parties listed on the signature page hereto is an amendment (the “Amendment”) to:

(A)
the Master Transaction Agreement dated March 9, 2022 (as amended by the MTA Amendment thereto dated September 11, 2023 (the “First MTA Amendment”), the “MTA”) by and among Virage Recovery Master LP, a Delaware limited partnership (“VRM”), Series MRCS, a series of MDA, Series LLC, a Delaware series limited liability company (“Series MRCS”), John H. Ruiz, an individual (“Ruiz”), Frank C. Quesada, an individual (“Quesada” and, together with Ruiz, the “MRCS Principals” and each an “MRCS Principal”), Virage Capital Management LP, a Delaware limited partnership (“Virage”), MSP Recovery, LLC, a Florida limited liability company (“MSP Recovery”), La Ley con John H. Ruiz, d/b/a MSP Recovery Law Firm, a Florida corporation and MSP Law Firm, a Florida PLLC (together, “MSP Recovery Law Firm”), MSP Recovery, Inc. (formerly known as Lionheart Acquisition Corporation II, a Delaware corporation and a special purpose acquisition company, “Parent”), and Lionheart II Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (the “Purchaser”), and

(B)
the Amended and Restated Security Agreement dated as of September 11, 2023 (the “Security Agreement” made among (i) MSP Recovery (ii) Parent, (iii) Purchaser, and (iv) the grantors listed on the signature pages of the Security Agreement, as pledgors, assignors and debtors in favor of VRM.

The parties to the MTA and the Security Agreement are referred to herein collectively as the “Parties” and each, individually, as a “Party.” Series MRCS, the MRCS Principals, MSP Recovery, MSP Recovery Law Firm, Parent and Purchaser are referred to herein collectively as the “MSP Parties” and each, individually, as a “MSP Party.” Capitalized terms not otherwise defined in this Amendment have the meanings given such terms in the MTA. The Parties agree as follows:

1.
Extension Date. For purposes of the MTA, VRM agrees to extend the Extension Date to December 31, 2024, subject to the automatic and immediate acceleration of the final payment date of the VRM Full Return upon the occurrence of any Trigger Event.

2.
Operating Reserve / Reserve Threshold Amount.

(a)
For purposes of the Security Agreement, (i) the definition of “Budget” is hereby amended to mean the annual operating budget of Parent most recently approved by Parent’s board of directors in accordance with the terms of the Transaction Documents and (ii) the definition of “Reserve Threshold Amount” is hereby amended to mean an amount equal to the Budget, plus applicable taxes payable by Parent, plus 10% (as such may be reduced by Section 4.9 of the Security Agreement).

(b)
The MSP Parties will not adopt a Budget that represents an increase as compared to the prior Budget without the prior written consent of Virage.

(c)
For purposes of the MTA, the “Operating Reserve” is revised to mean the Reserve Threshold Amount (as defined hereunder). Furthermore, in the event of any inconsistency between the MTA and the Security Agreement with respect thereto, the Security Agreement controls.

3.
MRCS Principals’ Sale of SPAC Units. The last paragraph under the heading “VRM Full Return Guaranty Payment Methods” in the First MTA Amendment will not prohibit the Transfer of SPAC Units by an MRCS Principal if the purpose of such Transfer is to generate cash sufficient to pay taxes due by an MRCS Principal resulting from other Transfers that occurred to satisfy the MRCS Principal’s obligations pursuant to the MTA.

4.
Form of Warrants. Parent and VRM will work in good faith to finalize the form of the Initial Warrant and Monthly Warrant no later than December 1, 2023.

5.
General. Except as expressly amended hereby, the terms, provisions and conditions of the MTA, Security Agreement, the other Transaction Agreements and the other Transaction Documents (as defined in the Security Agreement) are hereby ratified and confirmed and will remain unchanged and in full force and effect without interruption or impairment of any kind. Each of the Parties agrees that this Amendment constitutes a “Transaction Agreement” and “Transaction Document” under and as defined in the MTA and Security Agreement, respectively. Each of the Transaction Agreements and Transaction Documents (as defined in the Security Agreement), including the existing Transaction Agreements and Transaction Documents (as defined in the Security Agreement), and any and all other agreements, documents or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the existing Transaction Agreements or Transaction Documents (as defined in the Security Agreement), are hereby amended so that any reference in such Transaction Agreements and Transaction Documents (as defined in the Security Agreement) to the applicable existing Transaction Agreement or Transaction Document (as defined in the Security Agreement), whether direct or indirect, will mean a reference to such existing Transaction Agreement or Transaction Documents (as defined in the Security Agreement) as amended by this Amendment. This Amendment does not constitute a novation of the Security Agreement or in any way impair or otherwise affect the rights or obligations of the parties thereunder except as such rights or obligations are expressly amended or modified hereby. The Security Agreement as amended hereby will be deemed to be a continuing agreement among the parties, and all documents, instruments and agreements delivered pursuant to or in connection with the Security Agreement will remain in full force and effect, each in accordance with its terms.

[Signature Page Follows]

The Parties have caused this Amendment to be executed and effective as of November 13, 2023.

Parties to the MTA:

Virage Recovery Master LP By: Virage Recovery LLC, its general partner By: /s/ Edward Ondarza Name: Edward Ondarza Title: Manager	Series MRCS, a series of MDA, Series LLC By: /s/ Frank C. Quesada Name: Frank C. Quesada Title: Manager
Virage Capital Management LP By: Virage LLC, its general partner By: /s/ Edward Ondarza Name: Edward Ondarza Title: Manager	La Ley con John H. Ruiz P.A., d/b/a MSP Recovery Law Firm By: /s/ John H. Ruiz Name: John H. Ruiz Title: President
MSP Recovery, LLC By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person	MSP Law Firm PLLC By: /s/ John H. Ruiz Name: John H. Ruiz Title: Manager
MSP Recovery, Inc. By: /s/ John H. Ruiz Name: John H. Ruiz Title: Chief Executive Officer	Lionheart II Holdings, LLC By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person
/s/ Frank C. Quesada FRANK C. QUESADA	/s/ John H. Ruiz JOHN H. RUIZ

Parties to the Security Agreement:

MSP RECOVERY, LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person	MDA, SERIES LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person

Signature Page to MTA Amendment No. 2 and Amended and Restated Security Agreement

MSP RECOVERY, INC., as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Chief Executive Officer	MSP RECOVERY CLAIMS CAID, SERIES LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person
LIONHEART II HOLDINGS, LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person	MSP RECOVERY CLAIMS COM, SERIES LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person
MSP RECOVERY OF PUERTO RICO, LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person	MSP RECOVERY CLAIMS HOSP, SERIES LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person
MSP RECOVERY SERVICES, LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person	MSP RECOVERY CLAIMS PROV, SERIES LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person
LIFEWALLET, LLC, as Grantor By: /s/ John H. Ruiz Name: John H. Ruiz Title: Authorized Person

Signature Page to MTA Amendment No. 2 and Amended and Restated Security Agreement